UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23348

City National Rochdale Strategic Credit Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Christina Weber

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: May 31, 2025

Date of reporting period: November 30, 2024

The Registrant is filing this amendment (“Amendment”) to its Form N-CSRS for the period ended November 30, 2024, filed with the Securities and Exchange Commission on February 6, 2025 (Accession Number 0001398344_25_002089). The purpose of this Amendment is solely to restate certain elements of the City National Rochdale Strategic Credit Fund ‘s semi-annual financial statements as described in new Note 11 to the Financial Statements. Except as set forth above (and the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b) under the Investment Company Act of 1940, as amended), this Amendment does not amend, update or change any other items or disclosures found in the original Form N-CSRS filing.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

2024 SEMI-ANNUAL REPORT

NOVEMBER 30, 2024

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Strategic Credit Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Strategic Credit Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Strategic Credit Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Strategic Credit Fund Semi-Annual Report

2	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statement of Cash Flows
11	Financial Highlights
12	Notes to Financial Statements
29	Disclosure of Fund Expenses

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at https://www.sec.gov. The most current Schedule of Investments is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at https://www.sec.gov.

City National Rochdale Strategic Credit Fund | PAGE 1

schedule of investments
November 30, 2024 (unaudited)
City National Rochdale Strategic Credit Fund

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [92.0%]
Other ABS [92.0%]
AIMCO CLO 17, Ser 2024-17A, Cl FR
11.117%, TSFR3M + 6.500%, 07/20/37(A)(B)	$502	$487
AIMCO CLO 17 Equity, Ser 2022-17A, Cl SUB
12.360%, 07/20/37(C)	10,250	8,312
AIMCO CLO 21, Ser 2024-21A, Cl F
11.132%, TSFR3M + 6.500%, 04/18/37(A)(B)	1,250	1,162
AIMCO CLO Equity, Ser 2021-15A, Cl SUB
13.540%, 10/17/34(B)(C)	9,750	5,284
ALM 2020 CLO Equity, Ser 2020-1A, Cl SUB
0.000%, 10/15/29(B)(C)(D)(E)	5,025	76
Apidos CLO XL Equity, Ser 2022-40A, Cl SUB
13.240%, 07/15/37(C)	2,250	1,937
Apidos CLO XXVIII Equity, Ser 2017-28A, Cl SUB
19.990%, 01/20/31(B)(C)	2,000	600
Apidos CLO XXXII, Ser 2024-32A, Cl ER
10.117%, TSFR3M + 5.500%, 01/20/33(A)(B)	750	751
Apidos CLO XXXII Equity, Ser 2019-32A, Cl SUB
16.580%, 01/20/33(B)(C)	4,400	3,136
Apidos CLO XXXV Equity, Ser 2021-35A, Cl SUB
18.390%, 04/20/34(B)(C)	500	257
Ares LXII CLO Equity, Ser 2021-62A, Cl SUB
15.550%, 01/25/34(B)(C)	1,500	918
Barings CLO, Ser 2018-3A, Cl F
12.239%, TSFR3M + 7.622%, 07/20/29(A)(B)	2,750	2,653
Barings CLO Equity, Ser 2018-2, Cl SUB
18.700%, 07/15/36(C)	1,000	440
Barings CLO Equity, Ser 2020-4A, Cl SUB
15.400%, 10/20/37(B)(C)	11,812	5,662
Battalion CLO XVI Equity, Ser 2019-16A, Cl SUB
34.770%, 12/19/32(B)(C)	5,971	1,756
Benefit Street Partners CLO XXXVI Equity, Ser 2024-36A, Cl SUB
13.250%, 01/25/38(B)(C)	6,000	5,310
BlueMountain CLO XXII Equity, Ser 2018-22A, Cl SUB
24.810%, 07/15/31(B)(C)	3,500	630
BlueMountain CLO XXIII Equity, Ser 2018-23A, Cl SUB
18.150%, 07/20/37(B)(C)	9,500	4,296
BlueMountain Fuji US CLO I, Ser 2017-1A, Cl E
10.879%, TSFR3M + 6.262%, 07/20/29(A)(B)	1,500	1,465
BlueMountain Fuji US CLO II Equity, Ser 2017-2A, Cl SUB
40.170%, 10/20/30(B)(C)	1,500	165
BlueMountain Fuji US CLO III Equity, Ser 2017-3A, Cl SUB
32.400%, 01/15/30(B)(C)	4,225	681
Burnham Park CLO Equity, Ser 2016-1A, Cl SUB
0.000%, 10/20/29(C)(D)(E)	16,576	83
Carlyle Global Market Strategies CLO, Ser 2013-3A, Cl DR
10.418%, TSFR3M + 5.762%, 10/15/30(A)(B)	400	399
Carlyle Global Market Strategies CLO, Ser 2014-1A, Cl ER
10.309%, TSFR3M + 5.662%, 04/17/31(A)(B)	3,400	3,177
Carlyle Global Market Strategies CLO Equity, Ser 2014-1A, Cl INC
0.000%, 04/17/31(B)(C)(D)(E)	500	35
Carlyle Global Market Strategies CLO Equity, Ser 2015-1A, Cl SUB
0.000%, 07/20/31(B)(C)(D)(E)	613	3
Carlyle Global Market Strategies CLO Equity, Ser 2021-5A, Cl SUB
15.270%, 07/20/34(C)	7,250	3,611
Carlyle US CLO Equity, Ser 2017-2A, Cl SUB
18.410%, 07/20/37(B)(C)	12,750	2,359

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 2

schedule of investments
November 30, 2024 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Carlyle US CLO Equity, Ser 2017-5A, Cl SUB
0.000%, 01/20/30(B)(C)(D)(E)	$13,500	$2,025
Carlyle US CLO Equity, Ser 2018-1A, Cl SUB
0.000%, 04/20/31(B)(C)(D)(E)	600	9
Clover CLO Equity, Ser 2019-2A, Cl SUB
13.890%, 10/25/33(B)(C)	3,000	1,811
Crown Point CLO IV, Ser 2018-4A, Cl E
10.379%, TSFR3M + 5.762%, 04/20/31(A)(B)	1,000	918
Dryden 40 Senior Loan Fund CLO, Ser 2018-40A, Cl FR
12.645%, TSFR3M + 8.122%, 08/15/31(A)(B)	500	320
Dryden 64 CLO, Ser 2018-64A, Cl E
10.494%, TSFR3M + 5.862%, 04/18/31(A)(B)	500	483
Dryden 75 CLO Equity, Ser 2019-75A, Cl SUB
20.700%, 04/14/34(B)(C)	500	212
Dryden 93 CLO Equity, Ser 2021-93A, Cl SUB
16.250%, 01/15/34(B)(C)	13,250	4,859
Dryden 95 CLO Equity, Ser 2021-95A, Cl SUB
18.630%, 08/20/34(B)(C)	3,250	1,444
Eaton Vance CLO Equity, Ser 2020-1A, Cl SUB
16.740%, 10/15/37(B)(C)	6,920	4,155
Eaton Vance CLO Equity, Ser 2022-1A, Cl SUB
17.580%, 04/22/33(B)(C)	2,000	917
Eaton Vance CLO Equity, Ser 2024-21A, Cl SUB
10.300%, 04/18/37(B)(C)	10,750	8,775
Elmwood IX CLO Equity, Ser 2021-2A, Cl SUB
8.850%, 07/20/34(B)(C)	9,650	6,962
Flatiron CLO 18 Equity, Ser 2018-1A, Cl SUB
10.790%, 04/17/31(B)(C)	750	337
Flatiron CLO 23 Equity, Ser 2023-1A, Cl SUB
5.810%, 04/17/36(B)(C)	1,100	939
Flatiron CLO 25, Ser 2024-2A, Cl F
10.270%, TSFR3M + 6.000%, 10/17/37(A)(B)	1,650	1,523
Flatiron CLO 25 Equity, Ser 2024-2A, Cl SUB
14.550%, 10/17/37(B)(C)	15,500	13,061
Flatiron RR CLO 22 Equity, Ser 2021-2A, Cl SUB
12.780%, 10/15/34(B)(C)	8,750	6,304
Greenwood Park CLO Equity, Ser 2018-1A, Cl SUB
24.970%, 04/15/31(B)(C)	12,075	2,717
Grippen Park CLO Equity, Ser 2017-1A, Cl SUB
0.000%, 01/20/30(B)(C)(D)(E)	500	35
LCM XV CLO, Ser 2014-15, Cl ER
11.379%, TSFR3M + 6.762%, 07/20/30(A)(B)	4,250	3,886
LCM XXII CLO, Ser 2018-22A, Cl DR
10.379%, TSFR3M + 5.762%, 10/20/28(A)(B)	1,250	1,085
LCM XXIII CLO, Ser 2016-23A, Cl D
11.929%, TSFR3M + 7.312%, 10/20/29(A)(B)	500	365
LCM XXV CLO, Ser 2017-25A, Cl E
11.279%, TSFR3M + 6.662%, 07/20/30(A)(B)	750	555
Magnetite XL CLO, Ser 2024-40A, Cl F
11.156%, TSFR3M + 6.500%, 07/15/37(A)(B)	500	465
Magnetite XL CLO Equity, Ser 2024-40A, Cl SUB
10.320%, 07/15/37(B)(C)	20,136	16,934
Magnetite XVI CLO Equity, Ser 2015-16A, Cl SUB
0.000%, 01/18/28(B)(C)(D)(E)	750	24
Midocean Credit CLO IX, Ser 2018-9A, Cl E
10.929%, TSFR3M + 6.312%, 07/20/31(A)(B)	750	736
Midocean Credit CLO IX, Ser 2018-9A, Cl INC
0.000%, 07/20/31(B)(C)(D)	750	7
Morgan Stanley Eaton Vance CLO Equity, Ser 2021-1A, Cl SUB
17.000%, 10/23/34(B)(C)	12,000	6,116

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 3

schedule of investments
November 30, 2024 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Morgan Stanley Eaton Vance CLO Equity, Ser 2022-16A, Cl SUB
14.550%, 04/15/35(B)(C)	$8,750	$5,600
Neuberger Berman CLO Equity, Ser 2021-42A, Cl SUB
12.420%, 07/16/35(C)	2,000	1,372
Neuberger Berman Loan Advisers CLO 26 Equity, Ser 2017-26A, Cl INC
18.820%, 10/18/38(B)(C)	1,032	423
Neuberger Berman Loan Advisers CLO 27 Equity, Ser 2018-27A, Cl INC
17.770%, 07/15/36(B)(C)	1,070	374
Neuberger Berman Loan Advisers CLO 40 Equity, Ser 2021-40A, Cl SUB
13.990%, 04/16/33(B)(C)	500	264
Neuberger Berman Loan Advisers CLO 46 Equity, Ser 2021-46A, Cl SUB
13.990%, 01/20/36(B)(C)	9,250	5,577
Octagon 55 CLO Equity, Ser 2021-1A, Cl SUB
18.860%, 07/20/34(B)(C)	1,250	613
Octagon Investment Partners 26 CLO, Ser 2016-1A, Cl ER
10.318%, TSFR3M + 5.662%, 07/15/30(A)(B)	3,125	2,886
Octagon Investment Partners 31 CLO, Ser 2017-1A, Cl F
13.079%, TSFR3M + 8.462%, 07/20/30(A)(B)	700	626
Octagon Investment Partners CLO, Ser 2018-18A, Cl D
10.419%, TSFR3M + 5.772%, 04/16/31(A)(B)	500	476
Octagon Investment Partners CLO 47 Equity, Ser 2020-1A, Cl SUB
20.300%, 07/20/34(B)(C)	2,000	852
Octagon Investment Partners CLO Equity, Ser 2018-1A, Cl SUB
30.950%, 01/20/31(B)(C)	2,250	258
Octagon Investment Partners XVII CLO, Ser 2013-1A, Cl ER2
10.038%, TSFR3M + 5.412%, 01/25/31(A)(B)	1,081	1,020
Octagon Investment Partners XXII CLO, Ser 2014-1A, Cl ERR
10.343%, TSFR3M + 5.712%, 01/22/30(A)(B)	3,400	3,312
Regatta XI Funding CLO Equity, Ser 2018-1A, Cl SUB
17.720%, 07/17/37(B)(C)	500	176
Rockford Tower CLO Equity, Ser 2018-1A, Cl SUB
30.760%, 05/20/31(B)(C)	2,500	450
Rockford Tower CLO Equity, Ser 2021-1A, Cl SUB
16.870%, 07/20/34(B)(C)	4,100	2,296
Rockford Tower CLO Equity, Ser 2021-2A, Cl SUB
18.150%, 07/20/34(B)(C)	4,750	2,590
RR 3 CLO Equity, Ser 2018-3A, Cl PREF
10.000%, 01/15/30(C)	3,750	425
Shackleton CLO, Ser 2013-3A, Cl ER
10.798%, TSFR3M + 6.142%, 07/15/30(A)(B)	3,000	2,946
Shackleton CLO, Ser 2013-IV-R, Cl D
10.768%, TSFR3M + 6.112%, 04/13/31(A)(B)	1,350	1,318
Shackleton CLO, Ser 2014-5RA, Cl E
10.934%, TSFR3M + 6.412%, 05/07/31(A)(B)	2,100	1,981
Shackleton CLO, Ser 2017-11A, Cl E
11.085%, TSFR3M + 6.562%, 08/15/30(A)(B)	3,250	3,086
Shackleton CLO Equity, Ser 2019-14A, Cl SUB
16.860%, 07/20/34(B)(C)	3,000	1,899
Sound Point CLO II, Ser 2013-1A, Cl B2R
10.379%, TSFR3M + 5.762%, 01/26/31(A)(B)	599	541
Sound Point CLO III-R, Ser 2013-2RA, Cl E
10.918%, TSFR3M + 6.262%, 04/15/29(A)(B)	3,800	3,507
Sound Point CLO VIII-R, Ser 2019-1RA, Cl E
11.518%, TSFR3M + 6.862%, 04/15/30(A)(B)	1,250	915

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 4

schedule of investments
November 30, 2024 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Sound Point CLO V-R, Ser 2018-1RA, Cl E
10.994%, TSFR3M + 6.362%, 07/18/31(A)(B)	$1,438	$1,108
Sound Point CLO XIX, Ser 2018-1A, Cl E
10.568%, TSFR3M + 5.912%, 04/15/31(A)(B)	3,900	3,160
Sound Point CLO XIX Equity, Ser 2018-1A, Cl SUB
0.000%, 04/15/31(B)(C)(D)	4,500	112
Sound Point CLO XVI, Ser 2017-2A, Cl E
10.988%, TSFR3M + 6.362%, 07/25/30(A)(B)	3,063	2,643
Sound Point CLO XVII, Ser 2017-3A, Cl D
11.379%, TSFR3M + 6.762%, 10/20/30(A)(B)	500	467
Sound Point CLO XVII Equity, Ser 2017-3A, Cl SUB
45.240%, 10/20/30(B)(C)	8,500	628
Sound Point CLO XVIII, Ser 2017-4A, Cl D
10.379%, TSFR3M + 5.762%, 01/21/31(A)(B)	3,500	2,572
Sound Point CLO XX, Ser 2018-2A, Cl E
10.879%, TSFR3M + 6.262%, 07/26/31(A)(B)	3,000	2,295
Sound Point CLO XXI Equity, Ser 2018-3A, Cl SUB
57.950%, 10/26/31(B)(C)	1,000	40
Sounds Point CLO IV-R, Ser 2013-3RA, Cl E
11.144%, TSFR3M + 6.512%, 04/18/31(A)(B)	1,000	619
Southwick Park CLO Equity, Ser 2019-4A, Cl SUB
21.630%, 07/20/32(B)(C)	2,000	970
Steele Creek CLO, Ser 2016-1A, Cl ER
10.958%, TSFR3M + 6.012%, 06/15/31(A)(B)	1,500	1,237
Steele Creek CLO, Ser 2017-1A, Cl E
11.118%, TSFR3M + 6.462%, 10/15/30(A)(B)	1,900	1,650
Steele Creek CLO, Ser 2018-1A, Cl E
10.668%, TSFR3M + 6.012%, 04/15/31(A)(B)	4,000	3,246
Steele Creek CLO Equity, Ser 2014-1RA, Cl SUB
0.000%, 04/21/31(B)(C)(D)	21,168	31
Steele Creek CLO Equity, Ser 2017-1A, Cl SUB
0.000%, 10/15/30(B)(C)(D)	2,500	25
Symphony CLO XXVI Equity, Ser 2021-26A, Cl SUB
24.380%, 04/20/33(B)(C)	6,500	1,631
Tallman Park CLO Equity, Ser 2021-1A, Cl SUB
15.060%, 04/20/34(B)(C)	12,765	7,458
TCW CLO Equity, Ser 2021-1A, Cl SUB
18.790%, 03/18/34(B)(C)	12,980	6,275
Upland CLO Equity, Ser 2016-1A, Cl SUB
26.090%, 04/20/31(C)	2,500	654
Voya CLO, Ser 2017-1A, Cl D
11.009%, TSFR3M + 6.362%, 04/17/30(A)(B)	1,500	1,477
Wehle Park CLO Equity, Ser 2014-1RA, Cl SUB
16.410%, 04/21/35(C)	17,250	10,815
Wellfleet CLO, Ser 2015-1A, Cl ER3
11.929%, TSFR3M + 7.312%, 07/20/29(A)(B)	1,000	713
Wellfleet CLO, Ser 2017-2A, Cl D
11.629%, TSFR3M + 7.012%, 10/20/29(A)(B)	1,500	1,450
Wellfleet CLO, Ser 2017-3A, Cl D
10.459%, TSFR3M + 5.812%, 01/17/31(A)(B)	750	706
Wellfleet CLO Equity, Ser 2020-2A, Cl SUB
14.560%, 07/15/34(C)	5,000	1,763
York CLO 2 Equity, Ser 2015-1A, Cl SUB
15.770%, 10/22/37(B)(C)	750	317

Total Asset-Backed Securities
(Cost $268,200)‡		243,469

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 5

schedule of investments
November 30, 2024 (unaudited)
City National Rochdale Strategic Credit Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment [10.5%]
SEI Daily Income Trust Government Fund, Cl Institutional, 4.580%**	27,697,590	$27,698

Total Short-Term Investment
(Cost $27,698)		27,698

Total Investments [102.5%]
(Cost $295,898)‡		$271,167

Percentages are based on net assets of $264,566 (000).

**	The rate reported is the 7-day effective yield as of November 30, 2024.

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On November 30, 2024, the value of these securities amounted to $214,357 (000), representing 81.0% of the net assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy. The rate reported is the effective yield as of August 31, 2024.

(D)	Interest rate or effective yield not available.

(E)

As of November 30, 2024, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

‡	Cost of securities has been restated. See Note 11 in the Notes to Financial Statements.

Cl — Class

CLO — Collateralized Loan Obligation

Ser — Series

TSFR3M — 3 Month Term Secured Overnight Financing Rate

The following is a list of the inputs used as of November 30, 2024, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$66,386	$177,083	$243,469
Short-Term Investment	27,698	—	—	27,698
Total Investments in Securities	$27,698	$66,386	$177,083	$271,167

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of November 30, 2024:

Asset-Backed Securities (000)
Beginning balance as of June 1, 2024	$182,884
Transfers into Level 3	36,170
Transfers out of Level 3	—
Amortization	122
Purchases	17,358
Sales	(13,569)
Realized gain (loss)	(3,301)
Change in unrealized appreciation (depreciation)	(42,581)
Ending balance as of November 30, 2024	$177,083
Net change in unrealized appreciation (depreciation) attributable to Level 3 securities held at November 30, 2024	$(42,581)

For the year ended November 30, 2024, there were transfers in and out of Level 3. See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 6

statement of assets and liabilities (000)
November 30, 2024 (unaudited)

ASSETS:
Cost of securities	$295,898	‡
Investments in securities, at fair value	$271,167
Interest receivable	1,988
Prepaid expenses	29
Total Assets	273,184

LIABILITIES:
Payable for investments purchased	8,138
Payable for transfer agent fees	22
Investment advisory fees payable	290
Payable for legal fees	44
Shareholder servicing fees payable	52
Payable for pricing fees	55
Administration fees payable	17
Total Liabilities	8,618
Commitment and Contingencies(†)
Net Assets	$264,566

NET ASSETS:
Paid-in capital	$342,277
Total accumulated losses	(77,711)
Net Assets	$264,566

Net Assets	$264,566,491
Total shares outstanding at end of period	37,001,413
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.15

†	See Note 3 in the Notes to Financial Statements.

‡	Cost of securities has been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 7

statement of operations (000)
For the period ended November 30, 2024 (unaudited)

INVESTMENT INCOME:
Interest‡	$17,896
Total Investment Income‡	17,896

EXPENSES:
Investment advisory fees	1,883
Shareholder servicing fees	314
Administration fees	100
Trustees’ fees	10
Professional fees	100
Transfer agent fees	34
Registration fees	16
Printing fees	15
Custody fees	17
Insurance and other expenses	109
Total Expenses	2,598
Less, waivers and/or reimbursements of:
Investment advisory fees	(149)
Net Expenses	2,449

Net investment income‡	15,447
Net realized gain from securities transactions‡	1,637
Net change in unrealized appreciation (depreciation) on investments‡	(6,227)
Net increase in net assets resulting from operations	$10,857

‡

Interest, Total Investment Income, Net investment income, Net realized gain from securities transactions, and Net change in unrealized appreciation (depreciation) on investments have been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 8

statements of changes in net assets (000)
For the six month period ended November 30, 2024 (Unaudited) and the year ended May 31, 2024

	6/01/2024 to 11/30/2024‡	06/01/23 to 05/31/24‡
OPERATIONS:
Net investment income	$15,447	$32,005
Net realized gain from security transactions	1,637	4,227
Net change in unrealized appreciation (depreciation) on investments	(6,227)	26,424
Net increase (decrease) in net assets resulting from operations	10,857	62,656
DISTRIBUTIONS:	(27,971)	(54,600)
CAPITAL SHARE TRANSACTIONS:
Class 1
Shares issued	35,639	47,619
Shares reinvested for distributions	1,246	1,890
Shares redeemed	(21,566)	(33,857)
Net increase in net assets from share transactions	15,319	15,652
Total increase in net assets	(1,795)	23,708

NET ASSETS:
Beginning of period/year	266,361	242,653
End of period/year	$264,566	$266,361

CAPITAL SHARE ISSUED AND REDEEMED:
Class 1
Shares issued	4,971	6,416
Shares reinvested for distributions	177	263
Shares redeemed	(2,866)	(4,473)
Net share transactions	2,282	2,206

‡	Net investment income, Net realized gain from securities transactions, and Net change in unrealized appreciation (depreciation) on investments have been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 9

statement of cash flows (000)
For the period ended November 30, 2024 (unaudited)

Cash Flows from Operating Activities:
Net Increase in Net Asset Resulting from Operations	$10,857
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of investments	(109,735)
Proceeds from disposition of investment securities‡	115,865
Amortization of premium/accretion of discount on investments, net	(1,169)
Net realized gain (loss)‡	(1,637)
Net change in unrealized (appreciation) depreciation‡	6,227
Increase (Decrease) in interest receivable	105
Increase (Decrease) in receivable for investments sold	3,951
Increase (Decrease) in prepaid expenses	(14)
Increase (Decrease) in payable for investment advisory fees	(17)
Increase (Decrease) in shareholder servicing fees payable	(3)
Increase (Decrease) in payable for legal fees	13
Increase (Decrease) in payable for pricing fees	(1)
Increase (Decrease) in payable for transfer agent fees	2
Increase (Decrease) in payable for investments purchased	(11,743)
Increase (Decrease) in accrued expenses	(49)
Net Cash Provided by Operating Activities	12,652

Cash Flows From Financing Activities:
Line of credit borrowings	$4,418
Line of credit repayments	(4,418)
Cash distributions paid	(26,725)
Proceeds from capital shares issued	35,639
Cost of capital shares redeemed	(21,566)
Net Cash (Used) in Financing Activities	(12,652)
Net Change in Cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:
Non-cash Financing Activities not included herein consist of
Reinvestments of Distributions	$1,246

‡	Proceeds from disposition of investment securities, Net realized gain (loss), and Net change in unrealized appreciation (depreciation) have been restated. See Note 11 in the Notes to Financial Statements.

Amount designated as “—” is $0.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 10

financial highlights
For a Share Outstanding Throughout each Year/Period Presented

	Net asset value beginning of year/ period	Net investment income†	Net realized and unrealized gains (loss)	Total from operations	Total dividends and distributions	Net asset value end of year/ period	Total return‡	Net assets end of year/period (000)	Ratio of expenses to average net Assets	Ratio of expenses to average net assets (excluding waivers)	Ratio of net investment income to average net assets	Portfolio turnover rate‡‡
Class 1
2024@(1)	$7.67	$0.44	$(0.13)	$0.31	$(0.83)	$7.15	4.44%	$264,566	1.95%	2.07%	12.26%	15%
2024(1)	7.46	0.98	0.92	1.90	(1.69)	7.67	29.29	266,361	1.95	2.08	13.18	22
2023(1)	8.97	0.90	(0.96)	(0.06)	(1.45)	7.46	(0.35)	242,653	1.95	2.12	11.40	8
2022(1)	10.83	1.00	(0.78)	0.22	(2.08)	8.97	1.46	230,849	1.95	2.09	9.80	49
2021(1)	8.64	0.75	2.42	3.17	(0.98)	10.83	38.39	163,214	1.95	2.27	7.53	62
2020(1)	10.55	0.72	(1.81)	(1.09)	(0.82)	8.64	(10.54)	86,976	1.95	2.87	6.71	62

@	For the six-month period ended November 30, 2024 (Unaudited).

†	Per share data calculated using the average shares method.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡‡	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)

Net Investment Income per share, Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) have been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 11

notes to financial statements
November 30, 2024 (unaudited)

1.	ORGANIZATION:

City National Rochdale Strategic Credit Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on February 26, 2018. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on December 19, 2018. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objectives and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

There can be no assurance that the Fund will achieve its objectives. The Fund pursues its investment objectives by investing in a portfolio of debt securities and other credit-related investments including equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the fair value procedures (the “Fair Value Procedures”) approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of November 30, 2024, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest

City National Rochdale Strategic Credit Fund | PAGE 12

priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. Transfers in and out of the levels are recognized at the value at the end of the period.

The Fund categorizes some of its investments as Level 3. Additionally, an active market does not exist for the Fund’s Level 3 investments as of November 30, 2024. The third-party pricing service employs discounted cash flow analyses to value certain securities, including CLO Equity. The valuation incorporates significant unobservable inputs such as estimated yields, projected cash flows, and discount rates, which are not derived from observable market data. Accordingly, these investments are classified as Level 3 within the fair value hierarchy.

Further, when a value from a third-party pricing service is unavailable, the value may be based on internally developed models which includes unobservable market inputs. Inputs to the internally developed model include the structure of the procedure before valued, as well as estimates related to discount rates, defaults and recovery lag, prepayment rates, reinvestment rates, yields, liquidation values, spreads, and NAV. Accordingly, these assets are classified as Level 3 within the fair value hierarchy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date and, for debt securities, including CLO debt investments, interest income is recorded on an accrual basis at the contractual rate to the extent such amounts are expected to be collected. Discounts or premiums on debt securities purchased, including CLO debt investments, are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Income from CLO equity investments is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically, and a revised yield is calculated prospectively.

Collateralized Debt Obligations – To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior secured corporate bonds, unsecured corporate bonds, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Warehouse Investments — Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” The Fund may participate in senior secured obligations (“SSOs”) during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment (“Warehouse Investment”) may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

For the period ended November 30, 2024, there were no Warehouse Investments.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Dividends and Distributions to Shareholders – Distributions from net realized capital gains are distributed to shareholders at least annually.

Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no provisions for U.S. Federal income taxes would be required.

City National Rochdale Strategic Credit Fund | PAGE 13

notes to financial statements
November 30, 2024 (unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the period ended November 30, 2024.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Administration Agreement dated May 16, 2018, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Fund’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

The Fund is subject to a shareholder service agreement that permits compensation to the Adviser and subjects the Fund to a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment. For the period ended November 30, 2024, the Fund incurred $313,775 in shareholder servicing fees.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser” or “CIFC”) (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2025, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. For the period ended November 30, 2024, the Adviser earned investment advisory fees of $1,882,650. For this same period, the Adviser waived its investment advisory fee for operating expenses in the amount of $149,335. As of November 30, 2024, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, were as follows:

Expiring 2025	Expiring 2026	Expiring 2027	Total
$298,230	$424,665	$284,375	$1,007,270

During the period ended November 30, 2024, the Fund did not recapture any previously waived fees and/or reimbursed expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the period ended November 30, 2024, were as follows:

Purchases	Sales and Maturities
Other (000)	Other (000)
$34,553	$34,142

6.	SHARE CAPITAL:

The Fund was initially capitalized on October 24, 2018, through the sale of 10,000 common shares for $100,000 ($10.00 per share).

City National Rochdale Strategic Credit Fund | PAGE 14

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund makes periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Maximum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
September 26, 2024	8	0.24	82
June 26, 2024	8	0.28	95

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
September 26, 2024	$6.92	$565	34,219
June 26, 2024	7.19	685	33,580

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board of Trustees has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 8% of its total outstanding shares, subject to approval of the Board of Trustees. There is no guarantee that the Fund will offer to repurchase more than 8% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

7.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, and undistributed earnings, in the period that the differences arise. Permanent differences are primarily attributable to investments in passive foreign investment companies (“PFICs”). None of these permanent differences necessitate a charge to the paid-in capital account.

The tax character of dividends and distributions declared during the years ended May 31, were as follows:

	Ordinary Income (000)	Long-Term Capital Gains (000)	Total (000)
May 31, 2024	$54,600	$—	$54,600
May 31, 2023	40,693	—	40,693

As of May 31, 2024, the components of accumulated losses on a tax basis were as follows (000):

Undistributed ordinary income	$17,132
Capital loss carryforwards	(1,163)
Other temporary differences	(1)
Unrealized appreciation (depreciation)	(76,565)
Total distributable earnings	$(60,597)

During the year ended May 31, 2024, the Fund had $1,163 long-term capital loss carryforwards available to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of November 30, 2024, for the Fund were as follows:

Federal Tax Cost (000)‡	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)‡	Net Unrealized Appreciation (Depreciation) (000)‡
$295,898	$9,201	$(33,932)	$(24,731)

‡	Federal Tax Cost, Aggregate Gross Unrealized Appreciation/(Depreciation) and Net Unrealized Appreciation/(Depreciation) have been restated. See Note 11 in the Notes to Financial Statements.

8.	CONCENTRATION OF RISK:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objectives. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an

City National Rochdale Strategic Credit Fund | PAGE 15

notes to financial statements
November 30, 2024 (unaudited)

investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Non-diversification risk – The Fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Debt securities risks – The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund will invest may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objectives will be realized.

Interest rate risk – The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of debt (i.e., fixed income) securities generally falls. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. A general rise in interest rates may cause investors to move out of debt securities on a large scale, which could adversely affect the price and liquidity of debt securities. A change in interest rates will not have the same impact on all debt securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a debt security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of the Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%,

City National Rochdale Strategic Credit Fund | PAGE 16

all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on loans or refinance their obligations, resulting in payment defaults and defaulted obligations. Many of the debt obligations underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, bear interest at floating interest rates. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk – If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk – When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations – In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the ranking of the Fund’s investment in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the

City National Rochdale Strategic Credit Fund | PAGE 17

notes to financial statements
November 30, 2024 (unaudited)

securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have a reference rate (lending base rate) floor, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund expects to acquire will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a Fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which

City National Rochdale Strategic Credit Fund | PAGE 18

may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

LIBOR transition risk – The debt obligations underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, typically bear interest at a floating rate which historically has been based on the London Inter-Bank Offer Rate, or “LIBOR”. The United Kingdom Financial Conduct Authority (the “FCA”) previously announced that all LIBOR settings would either cease to be provided by any loan administrator, or no longer be representative immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month USD LIBOR settings, and immediately after June 30, 2023 for the remaining USD LIBOR settings, including one-month and three-month USD LIBOR. Now that those deadlines have passed, LIBOR has generally been eliminated as a benchmark rate with respect to collateral loan obligation securities as well as leverage loans generally. Accordingly, it is expected that the debt obligations underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, will have migrated away from LIBOR (to the extent previously applicable) or otherwise rely on a benchmark rate other than LIBOR, such as the Secured Overnight Financing Rate (“SOFR”).

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR.

Notwithstanding the discontinuation of LIBOR generally, the transition away from LIBOR may cause pricing volatility within the market for the Fund’s assets. Such volatility may negatively impact the pricing and liquidity of the relevant debt obligations. The transition from LIBOR to SOFR (or another reference rate) may also introduce operational risks in the Fund’s accounting, financial reporting, loan servicing, liability management and other aspects of the Fund’s business. However, we cannot reasonably estimate the impact of the transition at this time.

Further to the foregoing, on April 3, 2023, the FCA announced that it would compel ICE Benchmark Administration Limited to publish a non-representative synthetic LIBOR for one-, three- and six-month USD LIBOR settings for use in certain legacy contracts through the end of September 2024. Therefore, certain loans that bear interest based on LIBOR may not have migrated away from LIBOR on June 30, 2023.

City National Rochdale Strategic Credit Fund | PAGE 19

notes to financial statements
November 30, 2024 (unaudited)

The adoption of SOFR reference rates as a benchmark for CLOs is very recent, and there is little actual historical data. Although the FRBNY started publishing SOFR in 2018 and has started publishing historical indicative SOFR dating back to 2014, such historical data inherently involves assumptions, estimates and approximations. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Since the initial publication of SOFR, daily changes in SOFR have, on occasion, been more volatile than daily changes in comparable benchmark or market rates, and SOFR over the term of the CLOs may bear little or no relation to historical actual or historical indicative data.

Risks related to warehousing – Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The Fund may use a portion of the net proceeds from the offering to purchase Warehouse investments (“Warehouse Investments”). A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks – The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or SSOs. Given the adoption of European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

City National Rochdale Strategic Credit Fund | PAGE 20

Risks of holding a minority position – The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

Risk of limited transparency of investments – The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and Fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund will invest.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under GAAP based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk – The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities – A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks – Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet repurchase offers requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

City National Rochdale Strategic Credit Fund | PAGE 21

notes to financial statements
November 30, 2024 (unaudited)

Risks of inverse floating rate obligations – The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade securities and unrated securities risk – Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk – The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk – Liquidity risk exists when particular investments are impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using other fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to the Fair Value Procedures. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets,

City National Rochdale Strategic Credit Fund | PAGE 22

or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk – The market prices of the Fund’s securities may move up and down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political and geopolitical factors, economic sanctions, countermeasures in response to sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, civil unrest, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, and the Fund’s investments.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. For example, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and higher inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Any of the events described above could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Regulatory risk – Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk – Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

City National Rochdale Strategic Credit Fund | PAGE 23

notes to financial statements
November 30, 2024 (unaudited)

A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk – The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

Cybersecurity risk – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Focused investment risk – To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk – The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 8%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to Fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may

City National Rochdale Strategic Credit Fund | PAGE 24

result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk – The Fund has and may, in the future, borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the Fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of interest – The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Tax risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders, and at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. The Fund’s equity tranche investments in CLOs may jeopardize its ability to meet the distribution requirement. If the Fund were to lose its status as a regulated investment company as a result of the failure to meet the distribution requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

Private placement risk – The Fund may invest in private placement securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Private placement securities are securities that have not been registered under the applicable securities laws, such as securities which may be resold only in accordance with Rule 144A under the Securities Act, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S of the Securities Act. Regulation S securities of U.S. and non-U.S. issuers are issued through private placements without registration with the SEC pursuant to Regulation S of the Securities Act. Private placements are generally subject to strict restrictions on resale. Privately placed securities may not be listed on an exchange and may have no active trading market, and as such may be

City National Rochdale Strategic Credit Fund | PAGE 25

notes to financial statements
November 30, 2024 (unaudited)

illiquid. The Fund may be unable to sell a private placement security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a private placement security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Private placement securities may involve a high degree of business and financial risk and may result in substantial losses.

9. LINE OF CREDIT:

The Fund has a secured Loan Agreement (“LOC”) with U.S. Bank N.A. The Fund’s assets are pledged as collateral for any draw on the LOC. Under the terms of the LOC, borrowings for the Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. This LOC is in the form of $25 million dollar note, whose maturity was extended to June 6, 2025. Interest is charged to the Fund based on its borrowings at prime rate minus 0.50%.

For the period ended November 30, 2024, the Fund LOC borrowings were as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Strategic Credit Fund	$25,000	$4	8.00%	$736	$—

Amount designated as “—” is less than $500.’

10.	NEW ACCOUNTING PRONOUNCEMENT:

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements

11. RECLASSIFICATION ERROR AND RESTATEMENT:

The Fund has restated certain elements of its 2024, 2023, 2022, and 2021 semi-annual financial statements resulting from the identification of a GAAP reclassification error for the Fund’s treatment of distributions received from the equity tranches of the CLOs held by the Fund. The Fund accounted for distributions received from the equity tranches of the CLOs held by the Fund entirely as interest income and did not classify any portion of the distribution as an adjustment to the cost basis of the Fund’s investments in CLO equity disclosed in the Schedule of Investments. This resulted in investment income for the semi-annual periods ended November 30, 2023, 2023, 2021, and 2020 being overstated with offsetting understatements to net change in unrealized appreciation (depreciation) on investments and net realized gain (loss) from securities transactions. The Statement of Changes in Net Assets in this November 30, 2024 shareholder report presents the adjustment to November 30, 2023 investment income with offsetting adjustments to net change in unrealized appreciation (depreciation) on investments and net realized gain (loss) from security transactions. Financial Highlights for 2023, 2022, 2021, and 2020 have also been adjusted, including: net investment income (loss) per share, net realized and unrealized gains (loss) per share, and ratio of net investment income (loss) to average net assets. Certain information presented in Note 7 to the Financial Statements (Federal Tax Information) has been adjusted as indicated. The reclassification error had no impact on the Fund’s net assets, net asset value per share (“NAV”) or performance, or on the tax characterization of distributions paid and reported to shareholders for the fiscal and tax years noted above.

The reclassification table below reflects the impact of the reclassification error on financial statements and Financial Highlights presented above for the semi-annual periods ended 2021 through 2024, as applicable, and also includes the impact of the reclassification error on financial statements and Financial Highlights for the semi-annual period ended September 30, 2019 and 2020. The impact of the reclassification error on financial statements and Financial Highlights for the periods ended May 31, 2024, 2023, 2022, 2021, 2020 and 2019 are also show in the table below. Information shown for each semi-annual period ended November 30 is for the applicable six-month semi-annual period and information shown for each annual period ended May 31 is for the applicable twelve-month fiscal year. The reclassification error impacts the following financial statement line items:

Financial Statement	Line Item
Schedule of Investments	Cost of securities
Statement of Assets and Liabilities	Cost of securities
Statement of Operations	Interest Total Investment Income Net investment income Net realized gain (loss) Net change in unrealized appreciation (depreciation)
Statement of Changes in Net Assets	Net investment income Net realized gain (loss) Net change in unrealized appreciation (depreciation)
Statement of Cash Flows	Proceeds from disposition of investment securities Net realized gain (loss) Net change in unrealized appreciation depreciation
Financial Highlights	Net Investment Income Net Realized and Unrealized Gain (Loss) Ratio of Net Investment Income to Average Net Assets

The numbers presented in the following reclassification table are in $000s except for percentages and per share amounts.

City National Rochdale Strategic Credit Fund | PAGE 26

	November 30, 2024 As Reported (unaudited)	Reclass Entry	November 30, 2024 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$363,286	$(67,388)	$295,898

Statement of Assets and Liabilities
Cost of Securities*	$363,286	$(67,388)	$295,898

Statement of Operations
Interest	$27,569	$(13,999)	$17,896
Total Investment Income	$27,569	$(13,999)	$17,896
Net Investment Income	$25,120	$(13,999)	$15,447
Net Realized Gain (Loss)	3,701	(2,064)	1,637
Net Change in Unrealized Appreciation (Depreciation)	(17,964)	16,063	(6,227)
Subtotal	$10,857	$—	$10,857

Statement of Changes in Net Assets
Net Investment Income	$25,120	$(13,999)	$15,447
Net Realized Gain (Loss)	3,701	(2,064)	1,637
Net Change in Unrealized Appreciation (Depreciation)	(17,964)	16,063	(6,227)
Subtotal	$10,857	$—	$10,857

Statement of Cash Flows
Proceeds from disposition of investment securities	$106,192	$13,999	$115,865
Net Realized Gain (Loss)	(3,701)	2,064	(1,637)
Net Change in Unrealized Appreciation (Depreciation)	17,964	(16,063)	6,227
SubTotal	$120,455	$—	$120,455

Financial Highlights
Net Investment Income	$0.72	$(0.40)	$0.44
Net Realized and Unrealized Gain (Loss)	(0.41)	0.40	(0.13)
Subtotal	$0.31	$—	$0.31
Ratio of Net Investment Income to Average Net Assets	19.95%	(11.12)%	12.26%

	May 31, 2024 As Reported	Reclass Entry	May 31, 2024 Adjusted
Schedule of Investments
Cost of Securities*	$354,852	$(51,325)	$303,527

Statement of Assets and Liabilities
Cost of Securities*	$354,852	$(51,325)	$303,527

Statement of Operations
Interest	$61,196	$(25,110)	$36,086
Total Investment Income	$61,879	$(25,110)	$36,769
Net Investment Income	$57,115	$(25,110)	$32,005
Net Realized Gain (Loss)	(357)	4,584	4,227
Net Change in Unrealized Appreciation (Depreciation)	5,898	20,526	26,424
Subtotal	$62,656	$—	$62,656

Statement of Changes in Net Assets
Net Investment Income	$57,115	$(25,110)	$32,005
Net Realized Gain (Loss)	(357)	4,584	4,227
Net Change in Unrealized Appreciation (Depreciation)	5,898	20,526	26,424
Subtotal	$62,656	$—	$62,656

Statement of Cash Flows
Proceeds from disposition of investment securities	$200,300	$25,110	$225,410
Net Realized Gain (Loss)	357	(4,584)	(4,227)
Net Change in Unrealized Appreciation (Depreciation)	(5,898)	(20,526)	(26,424)
SubTotal	$194,759	$—	$194,759

Financial Highlights
Net Investment Income	$1.74	$(0.76)	$0.98
Net Realized and Unrealized Gain (Loss)	0.16	0.76	0.92
Subtotal	$1.90	$—	$1.90
Ratio of Net Investment Income to Average Net Assets	23.47%	(10.29)%	13.18%

	November 30, 2023 As Reported (unaudited)	Reclass Entry	November 30, 2023 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$325,628	$(41,041)	$284,587

Statement of Assets and Liabilities
Cost of Securities*	$325,628	$(41,041)	$284,587

Statement of Operations
Interest	$29,380	$(10,242)	$19,138
Total Investment Income	$29,718	$(10,242)	$19,476
Net Investment Income	$27,365	$(10,242)	$17,123
Net Realized Gain (Loss)	840	—	840
Net Change in Unrealized Appreciation (Depreciation)	(1,543)	10,242	8,699
Subtotal	$26,662	$—	$26,662

Statement of Changes in Net Assets
Net Investment Income	$27,365	$(10,242)	$17,123
Net Realized Gain (Loss)	840	—	840
Net Change in Unrealized Appreciation (Depreciation)	(1,543)	10,242	8,699
Subtotal	$26,662	$—	$26,662

Statement of Cash Flows
Proceeds from disposition of investment securities	$91,620	$10,242	$101,862
Net Realized Gain (Loss)	(840)	—	(840)
Net Change in Unrealized Appreciation (Depreciation)	1,543	(10,242)	(8,699)
SubTotal	$173,916	$—	$92,323

Financial Highlights
Net Investment Income	$0.84	$(0.31)	$0.53
Net Realized and Unrealized Gain (Loss)	0.02	0.31	0.33
Subtotal	$0.86	$—	$0.86
Ratio of Net Investment Income to Average Net Assets	22.75%	(8.49)%	14.26%

	May 31, 2023 As Reported	Reclass Entry	May 31, 2023 Adjusted
Schedule of Investments
Cost of Securities*	$320,980	$(30,799)	$290,181

Statement of Assets and Liabilities
Cost of Securities*	$320,980	$(30,799)	$290,181

Statement of Operations
Interest	$43,888	$(13,438)	$30,450
Total Investment Income	$44,316	$(13,438)	$30,878
Net Investment Income	$39,804	$(13,438)	$26,366
Net Realized Gain (Loss)	706	338	1,044
Net Change in Unrealized Appreciation (Depreciation)	(41,619)	13,100	(28,519)
Subtotal	$(1,109)	$—	$(1,109)

Statement of Changes in Net Assets
Net Investment Income	$39,804	$(13,438)	$26,366
Net Realized Gain (Loss)	706	338	1,044
Net Change in Unrealized Appreciation (Depreciation)	(41,619)	13,100	(28,519)
Subtotal	$(1,109)	$—	$(1,109)

Statement of Cash Flows
Proceeds from disposition of investment securities	$133,003	$13,438	$146,441
Net Realized Gain (Loss)	(706)	(338)	(1,044)
Net Change in Unrealized Appreciation (Depreciation)	41,619	(13,100)	28,519
SubTotal	$173,916	$—	$173,916

Financial Highlights
Net Investment Income	$1.36	$(0.46)	$0.90
Net Realized and Unrealized Gain (Loss)	(1.42)	0.46	(0.96)
Subtotal	$(0.06)	$—	$(0.06)
Ratio of Net Investment Income to Average Net Assets	17.21%	(5.81)%	11.40%

	November 30, 2022 As Reported (unaudited)	Reclass Entry	November 30, 2022 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$297,793	$(23,179)	$274,614

Statement of Assets and Liabilities
Cost of Securities*	$297,793	$(23,179)	$274,614

Statement of Operations
Interest	$19,849	$(5,480)	$14,369
Total Investment Income	$19,979	$(5,480)	$14,499
Net Investment Income	$17,757	$(5,480)	$12,277
Net Realized and Unrealized Gain (Loss)	1,023	—	1,023
Net Change in Unrealized Appreciation (Depreciation)	(20,393)	5,480	(14,913)
Subtotal	$(1,613)	$—	$(1,613)

Statement of Changes in Net Assets
Net Investment Income	$17,757	$(5,480)	$12,277
Net Realized and Unrealized Gain (Loss)	1,023	—	1,023
Net Change in Unrealized Appreciation (Depreciation)	(20,393)	5,480	(14,913)
Subtotal	$(1,613)	$—	$(1,613)

Statement of Cash Flows
Proceeds from disposition of investment securities	$86,424	$5,480	$91,904
Net Realized Gain (Loss)	(1,023)	—	(1,023)
Net Change in Unrealized Appreciation (Depreciation)	20,393	(5,480)	14,913
SubTotal	$105,794	$—	$105,794

Financial Highlights
Net Investment Income	$0.65	$(0.20)	$0.45
Net Realized and Unrealized Gain (Loss)	(0.73)	0.20	(0.53)
Subtotal	$(0.08)	$—	$(0.08)

Ratio of Net Investment Income to Average Net Assets	15.59%	(10.61)%	4.98%

	May 31, 2022 As Reported	Reclass Entry	May 31, 2022 Adjusted
Schedule of Investments
Cost of Securities*	$276,205	$(17,699)	$258,506

Statement of Assets and Liabilities
Cost of Securities*	$276,205	$(17,699)	$258,506

Statement of Operations
Interest	$38,896	$(14,450)	$24,446
Total Investment Income	$38,909	$(14,450)	$24,459
Net Investment Income	$34,852	$(14,450)	$20,402
Net Realized and Unrealized Gain (Loss)	7,765	758	8,523
Net Change in Unrealized Appreciation (Depreciation)	(41,987)	13,692	(28,295)
Subtotal	$630	$—	$630

Statement of Changes in Net Assets
Net Investment Income	$34,852	$(14,450)	$20,402
Net Realized and Unrealized Gain (Loss)	7,765	758	8,523
Net Change in Unrealized Appreciation (Depreciation)	(41,987)	13,692	(28,295)
Subtotal	$630	$—	$630

Statement of Cash Flows
Proceeds from disposition of investment securities	$332,297	$14,450	$346,747
Net Realized Gain (Loss)	(7,765)	(758)	(8,523)
Net Change in Unrealized Appreciation (Depreciation)	41,987	(13,692)	28,295
SubTotal	$366,519	$—	$366,519

Financial Highlights
Net Investment Income	$1.71	$(0.71)	$1.00
Net Realized and Unrealized Gain (Loss)	(1.49)	0.71	(0.78)
Subtotal	$0.22	$—	$0.22

Ratio of Net Investment Income to Average Net Assets	16.74%	(6.94)%	9.80%

City National Rochdale Strategic Credit Fund | PAGE 27

notes to financial statements
November 30, 2024 (unaudited)

	November 30, 2021 As Reported (unaudited)	Reclass Entry	November 30, 2021 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$242,306	$(10,035)	$232,271

Statement of Assets and Liabilities
Cost of Securities*	$242,306	$(10,035)	$232,271

Statement of Operations
Interest	$14,600	$(6,786)	$7,814
Total Investment Income	$15,231	$(6,786)	$8,445
Net Investment Income	$13,355	$(6,786)	$6,569
Net Realized and Unrealized Gain (Loss)	6,945	758	7,703
Net Change in Unrealized Appreciation (Depreciation)	(7,770)	6,028	(1,742)
Subtotal	$12,530	$—	$12,530

Statement of Changes in Net Assets
Net Investment Income	$13,355	$(6,786)	$6,569
Net Realized and Unrealized Gain (Loss)	6,945	758	7,703
Net Change in Unrealized Appreciation (Depreciation)	(7,770)	6,028	(1,742)
Subtotal	$12,530	$—	$12,530

Statement of Cash Flows
Proceeds from disposition of investment securities	$203,852	$6,786	$210,638
Net Realized Gain (Loss)	(6,945)	(758)	(7,703)
Net Change in Unrealized Appreciation (Depreciation)	7,770	(6,028)	1,742
SubTotal	$204,677	$—	$204,677

Financial Highlights
Net Investment Income	$0.75	$(0.38)	$0.37
Net Realized and Unrealized Gain (Loss)	(0.04)	0.38	0.34
Subtotal	$0.71	$—	$0.71

Ratio of Net Investment Income to Average Net Assets	13.87%	(7.05)%	6.82%

	May 31, 2021 As Reported	Reclass Entry	May 31, 2021 Adjusted
Schedule of Investments
Cost of Securities*	$168,298	$(4,007)	$164,291

Statement of Assets and Liabilities
Cost of Securities*	$168,298	$(4,007)	$164,291

Statement of Operations
Interest	$13,749	$(2,432)	$11,317
Total Investment Income	$13,751	$(2,432)	$11,319
Net Investment Income	$11,424	$(2,432)	$8,992
Net Realized and Unrealized Gain (Loss)	10,474	—	10,474
Net Change in Unrealized Appreciation (Depreciation)	14,965	2,432	17,397
Subtotal	$36,863	$—	$36,863

Statement of Changes in Net Assets
Net Investment Income	$11,424	$(2,432)	$8,992
Net Realized and Unrealized Gain (Loss)	10,474	—	10,474
Net Change in Unrealized Appreciation (Depreciation)	14,965	2,432	17,397
Subtotal	$36,863	$—	$36,863

Statement of Cash Flows
Proceeds from disposition of investment securities	$240,549	$2,432	$242,981
Net Realized Gain (Loss)	(10,474)	—	(10,474)
Net Change in Unrealized Appreciation (Depreciation)	(14,965)	(2,432)	(17,397)
SubTotal	$215,110	$—	$215,110

Financial Highlights
Net Investment Income	$0.95	$(0.20)	$0.75
Net Realized and Unrealized Gain (Loss)	2.22	0.20	2.42
Subtotal	$3.17	$—	$3.17

Ratio of Net Investment Income to Average Net Assets	9.56%	(2.03)%	7.53%

	November 30, 2020 As Reported (unaudited)	Reclass Entry	November 30, 2020 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$126,531	$(2,510)	$124,021

Statement of Assets and Liabilities
Cost of Securities*	$126,531	$(2,510)	$124,021

Statement of Operations
Interest	$12,682	$(935)	$11,747
Total Investment Income	$12,683	$(935)	$11,748
Net Investment Income	$11,699	$(935)	$10,764
Net Realized Gain (Loss)	2,970	—	2,970
Net Change in Unrealized Appreciation (Depreciation)	6,500	935	7,435
Subtotal	$21,169	$—	$21,169

Statement of Changes in Net Assets
Net Investment Income	$11,699	$(935)	$10,764
Net Realized Gain (Loss)	2,970	—	2,970
Net Change in Unrealized Appreciation (Depreciation)	6,500	935	7,435
Subtotal	$21,169	$—	$21,169

Statement of Cash Flows
Proceeds from disposition of investment securities	$86,242	$935	$87,177
Net Realized Gain (Loss)	(2,970)	—	(2,970)
Net Change in Unrealized Appreciation (Depreciation)	(6,500)	(935)	(7,435)
SubTotal	$149,442	$—	$76,772

Financial Highlights
Net Investment Income	$1.07	$(0.09)	$0.98
Net Realized and Unrealized Gain (Loss)	0.86	0.09	0.95
Subtotal	$1.93	$—	$1.93

Ratio of Net Investment Income to Average Net Assets	23.12%	(1.85)%	21.27%

	May 31, 2020 As Reported	Reclass Entry	May 31, 2020 Adjusted
Schedule of Investments
Cost of Securities*	$93,389	$(1,575)	$91,814

Statement of Assets and Liabilities
Cost of Securities*	$93,389	$(1,575)	$91,814

Statement of Operations
Interest	$7,208	$(1,623)	$5,585
Total Investment Income	$7,344	$(1,623)	$5,721
Net Investment Income	$6,177	$(1,623)	$4,554
Net Realized Gain (Loss)	(1,435)	244	(1,191)
Net Change in Unrealized Appreciation (Depreciation)	(11,838)	1,379	(10,459)
Subtotal	$(7,096)	$—	$(7,096)

Statement of Changes in Net Assets
Net Investment Income	$6,177	$(1,623)	$4,554
Net Realized Gain (Loss)	(1,435)	244	(1,191)
Net Change in Unrealized Appreciation (Depreciation)	(11,838)	1,379	(10,459)
Subtotal	$(7,096)	$—	$(7,096)

Statement of Cash Flows
Proceeds from disposition of investment securities	$136,169	$1,623	$137,792
Net Realized Gain (Loss)	1,435	(244)	1,191
Net Change in Unrealized Appreciation (Depreciation)	11,838	(1,379)	10,459
SubTotal	$149,442	$—	$149,442

Financial Highlights
Net Investment Income	$0.97	$(0.25)	$0.72
Net Realized and Unrealized Gain (Loss)	(2.06)	0.25	(1.81)
Subtotal	$(1.09)	$—	$(1.09)

Ratio of Net Investment Income to Average Net Assets	9.42%	(2.71)%	6.71%

	November 30, 2019 As Reported (unaudited)	Reclass Entry	November 30, 2019 Adjusted (unaudited)
Schedule of Investments
Cost of Securities*	$67,955	$(698)	$67,257

Statement of Assets and Liabilities
Cost of Securities*	$67,955	$(698)	$67,257

Statement of Operations
Interest	$2,826	$(502)	$2,324
Total Investment Income	$2,826	$(502)	$2,324
Net Investment Income	$2,358	$(502)	$1,856
Net Realized Gain (Loss)	(103)	—	(103)
Net Change in Unrealized Appreciation (Depreciation)	(3,551)	502	(3,049)
Subtotal	$(1,296)	$—	$(1,296)

Statement of Changes in Net Assets
Net Investment Income	$2,358	$(502)	$1,856
Net Realized Gain (Loss)	(103)	—	(103)
Net Change in Unrealized Appreciation (Depreciation)	(3,551)	502	(3,049)
Subtotal	$(1,296)	$—	$(1,296)

Financial Highlights
Net Investment Income	$0.49	$(0.10)	$0.39
Net Realized and Unrealized Gain (Loss)	(0.80)	0.10	(0.70)
Subtotal	$(0.31)	$—	$(0.31)

Ratio of Net Investment Income to Average Net Assets	9.84%	(2.09)%	7.75%

	May 31, 2019 As Reported	Reclass Entry	May 31, 2019 Adjusted
Schedule of Investments
Cost of Securities*	$36,842	$(196)	$36,646

Statement of Assets and Liabilities
Cost of Securities*	$36,842	$(196)	$36,646

Statement of Operations
Interest	$899	$(196)	$703
Total Investment Income	$934	$(196)	$738
Net Investment Income	$754	$(196)	$558
Net Realized Gain (Loss)	28	—	28
Net Change in Unrealized Appreciation (Depreciation)	426	196	622
Subtotal	$1,208	$—	$1,208

Statement of Changes in Net Assets
Net Investment Income	$754	$(196)	$558
Net Realized Gain (Loss)	28	—	28
Net Change in Unrealized Appreciation (Depreciation)	426	196	622
Subtotal	$1,208	$—	$1,208

Statement of Cash Flows
Proceeds from disposition of investment securities	$2,932	$196	$3,128
Net Realized Gain (Loss)	28	—	28
Net Change in Unrealized Appreciation (Depreciation)	(426)	(196)	(622)
SubTotal	$2,534	$—	$2,534

Financial Highlights
Net Investment Income	$0.38	$(0.10)	$0.28
Net Realized and Unrealized Gain (Loss)	0.28	0.10	0.38
Subtotal	$0.66	$—	$0.66

Ratio of Net Investment Income to Average Net Assets	8.12%	(2.11)%	6.01%

*	Cumulative adjustments to reported Cost of Securities are offset by cumulative changes in Net Investment Income and Net Realized Gain (Loss).

12.	SUBSEQUENT EVENTS:

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

City National Rochdale Strategic Credit Fund | PAGE 28

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2024 through November 30, 2024).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 6/1/2024	Ending Account Value 11/30/2024	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Strategic Credit Fund
Actual Fund Return
Class I	$ 1,000	$ 1,044.40	1.95%	$ 9.97

Hypothetical 5% Return
Class I	$ 1,000	$ 1,015.25	1.95%	$ 9.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

City National Rochdale Strategic Credit Fund | PAGE 29

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City National Rochdale Strategic Credit Fund | PAGE 30

THANK YOU

for your investment with the City National Rochdale Strategic Credit Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Strategic Credit Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-SAR-003-0700

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment

Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policy of City National Rochdale, LLC (the “Adviser” or “CNR”) is to ensure that proxies are voted in the best interests of the Fund, in accordance with CNR’s fiduciary duties and applicable regulatory requirements. CNR will generally vote proxies related to portfolio securities of the Fund in conformity with the recommendations of a disinterested third party.

The Board has a fiduciary duty to act in the best long-term interest of the Fund’s shareholders. The Board is required to retain an adviser to manage the portfolio. The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), however, an adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an adviser that exercises voting authority adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and does not subrogate a client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

Policy

Voting of Fund Portfolio Securities. The Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to the Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-adviser, then the Sub-Adviser shall assume the proxy voting duty. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies for the Fund to the Sub-Advisers.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-Adviser to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from the Adviser. If Glass Lewis has not provided a recommendation with respect to a proxy vote and there is no option to abstain, the Adviser must determine, in consultation with Trust counsel when necessary, what actions to take (if any) with respect to such proxy.

The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to vote proxies with respect to equity securities held by the Fund, on behalf of the Adviser, through Broadridge’s ProxyEdge electronic voting solution and in accordance with Glass Lewis guidelines.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the Fund. The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Proxy Voting Committee.

The Fund may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Fund’s Policy and Procedures for Section 12(d)(1). To the extent that the Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX must be signed by the Fund, and on behalf of the Fund, by the Fund’s principal executive officer. CNR has engaged Broadridge to complete and transmit the Form N-PX EDGAR filings to the SEC.

The Fund is required to include in its Annual and Semi-Annual Reports to shareholders:

⮚	A statement that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the designated toll-free telephone number or through a specified Internet address, and on the SEC website.

⮚	A statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the designated toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

The Adviser, unless not convenient for the shareholder, will deliver this information to the shareholder through electronic means. This information will be delivered within 3 business days of receipt of a request by a shareholder. If a shareholder prefers a hard copy, the Adviser will send the proxy voting policies and procedures by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Fund shall include in its Form N-2 registration statement:

⮚	A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-Adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

⮚	A statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available, upon request, without charge, and on the citynationalrochdalefunds.com website.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

Roles and Responsibilities

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Fund, as part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy. The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Fund is in compliance with this policy. If the Fund is relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of the Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in a Fund's registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund's investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any Sub-Adviser with authority to vote proxies on behalf of the Fund for which the Adviser has oversight shall present to the Fund’s Board its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each Sub-Adviser shall provide to the Board a summary record of all proxies voted with respect to portfolio securities of the Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or the Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-Advisers are responsible for voting proxies, then the CCO, or his or her designee, will confirm with each Sub-Adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

Glass Lewis Proxy Policy

Except for conflicts, and as also may be noted in the Adviser proxy policies, the Adviser has adopted the Glass Lewis Policy Guidelines (the “Guidelines”), which have been incorporated into the Adviser’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or by copying and pasting the following link into your browser: https://www.glasslewis.com/wp-content/uploads/2023/11/2024-US-Benchmark-Policy-Guidelines-Glass-Lewis.pdf.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Items 19. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4) Not applicable.

(a)(5)(i) Change in Registrant’s Independent Public Accountant (disclosure pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308)) is attached hereto.

(a)(5)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Strategic Credit Fund

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: January 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: January 5, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger, Principal Financial Officer

Date: January 5, 2026